Federal Home Loan Bank Advances And Other Borrowings	12 Months Ended
Dec. 31, 2011
Federal Home Loan Bank Advances And Other Borrowings [Abstract]
Federal Home Loan Bank Advances And Other Borrowings

NOTE 8 — FEDERAL HOME LOAN BANK ADVANCES AND OTHER BORROWINGS

Advances from the Federal Home Loan Bank at year-end were as follows:

	Rate or Range of Rates	Effective Rate	Average Rate	2011	2010
Fixed-rate advances:
Maturing March 2011	3.06%	3.06%	3.06%	0	400,000
Maturing June 2011	3.65%	3.65%	3.65%	0	1,000,000
Maturing March 2012 [a]	3.50%	3.50%	3.50%	0	300,000
Maturing March 2013 [a]	3.75%	3.75%	3.75%	0	200,000
Maturing February 2014	0.79%	1.63%	1.63%	300,000	0
Maturing March 2015	1.92%	1.92%	1.92%	1,000,000	0
Maturing February 2016	1.52%	2.77%	2.77%	200,000	0

				1,500,000	1,900,000

[a]	Advances were restructured to reduce rates and extend maturity dates

There were no variable-rate advances at December 31, 2011 or 2010. Interest is payable monthly, and the principal is due at maturity, with prepayment penalties for early payment. The advances are collateralized by $45,921,000 of loans and $487,800 of FHLB stock under a blanket lien agreement. As of December 31, 2011, the Company's available borrowing capacity with the FHLB was $17,335,000 subject to the acquisition of additional shares of FHLB stock.

The Company has a $2,000,000 line of credit agreement with another financial institution to obtain funding to provide capital to the Bank as needed. The interest rate on the line is variable, at 50 basis points above the prime rate or LIBOR plus 3.00%, at the Company's option at the time the line is drawn. The line is secured by 100% of the stock of the Bank. In September 2010, the line was renewed and modified, with a maturity of July 1, 2012. Further modifications were made in 2011 to eliminate certain covenants and modify others. There was no balance outstanding on this line at December 31, 2011 or 2010. There were no borrowings against the line of credit during 2011 or 2010.

There are certain covenants on the line relating to the Company's and the Bank's operating performance, asset quality and capital status. The covenant relating to capital was reduced from a minimum of $18.5 million to $17.0 million and the covenant relating to the ratio of nonperforming loans to total assets was eliminated effective with the Tenth Amendment dated March 31, 2011. As of December 31, 2011, the Company and Bank were in compliance with all covenants. As of December 31, 2010, the Company and Bank were not in compliance with certain covenants which were waived in the Tenth Amendment and Waiver dated March 31, 2011. The Bank's ratio of nonperforming loans to total assets was 3.94% at December 31, 2010, above the covenant of 2.00% or less. Additionally, the Bank was required to have annual net income of at least $200,000, which was not met due to the significant provision for loan losses in 2010. Finally, the Company was required to have total capital of at least $18.5 million. The Company's total capital was $17.3 million.

The Company also has the ability to borrow under various other credit facilities that totaled $4,895,000 at December 31, 2011. Of this amount, $1,000,000 is available for short-term borrowing under an unsecured federal funds line through a correspondent bank at overnight borrowing rates and $3,895,000 is available from a correspondent bank secured by a portion of the Company's securities.